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                                                                    EXHIBIT 10.6


                                DEMAND DEBENTURE

      ISSUED TO:        COMERICA BANK
                        500 Woodward Avenue
                        6th Floor
                        Detroit, Michigan, U.S.A.
                        48226
                        as administrative agent for the Banks (as defined herein) under the Credit Agreement (as defined herein)

                        (the "Holder")


      ISSUED BY:        VELTRI METAL PRODUCTS CO.
                        900 Wilshire Drive
                        Suite 270
                        Troy, Michigan
                        48084

                        (the "Corporation")


      U.S.$150,000,000                             Date: April     , 1998


                                   ARTICLE 1
                                 PROMISE TO PAY

1.1      PROMISE TO PAY

         The Corporation, an unlimited liability company formed under the laws of the Province of Nova Scotia, for value received, hereby acknowledges itself indebted and promises to pay to or to the order of the Holder, on its own behalf and as administrative agent for the Banks under the Credit Agreement, at 500 Woodward Avenue, 6th Floor, Detroit, Michigan, 48226, or at such other place as the Holder may direct at any time and from time to time, ON DEMAND, the principal amount of U.S.$150,000,000 and all other amounts now or hereafter payable hereunder or otherwise owing by the Corporation to the Holder and the Banks, together with interest on the principal amount outstanding


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hereunder from time to time and on all other amounts now or hereafter payable hereunder or otherwise owing by the Corporation to the Holder and the Banks, in the case of principal, from the date hereof, and in the case of costs, charges and expenses, from the date on which they were incurred and in the case of all other amounts, from the date on which such other amounts are payable, in each case calculated daily and payable monthly in arrears commencing on the date hereof at the rate of 30% per annum as well after as before demand, default and judgment, together with interest on overdue interest at the same rate (the principal amount, such interest and all other amounts now or hereafter payable hereunder or otherwise owing by the Corporation to the Holder and the Banks being referred to herein as the "Obligations Secured").

                                   ARTICLE 2
                                 INTERPRETATION

2.1      DEFINITIONS

     "ACCOUNTS" has the meaning set out in Section 3.1(e).

     "APPLICABLE LAW" shall mean, in respect of any Person, all provisions of constitutions, statutes, codes, ordinances, rules, regulations, municipal by-laws, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, orders, decisions, rulings or awards, policies and guidelines of any Governmental Entity, or any provisions of the foregoing, including general principles of common and civil law and equity, applicable to such Person, including, without limiting the foregoing, all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

     "BANKS" shall mean those financial institutions whose names appear as "Banks" on the signature pages to the Credit Agreement, together with any assignees thereof pursuant to Section 13.5 of the Credit Agreement, and shall include the Canadian Swingline lender under the Credit Agreement; and "BANK" shall mean any one of the foregoing Banks.

     "BORROWERS" means, collectively, Talon Automotive Group, Inc.


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     "BUSINESS DAY" shall mean a day on which commercial banks are open for domestic and international business (including dealings in deposits in the interbank market) in Detroit, Michigan, Toronto, Ontario and London, England.

     "CONTRACTS" has the meaning set out in Section 3.1(f).

     "CORPORATION" means Veltri Metal Products Co., its successors and permitted assigns.

     "CREDIT AGREEMENT" means the credit agreement dated as of the date hereof among the Borrowers, the Holder and the Banks, as amended, supplemented, restated or replaced from time to time.

     "EQUIPMENT" has the meaning set out in Section 3.1(c).

     "GAAP" shall mean accounting principles generally accepted in Canada as recommended in the Handbook of the Canadian Institute of Chartered Accountants, as in effect on the date hereof.

     "GOVERNMENTAL ENTITY" means any: (i) multinational, federal, provincial, state, regional municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) any subdivision, agent, commission, board, or authority of any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

     "GUARANTEE" shall mean the guarantee dated as of the date hereof between the Corporation and the Holder, as agent for the Banks, as amended, supplemented, restated or replaced from time to time.

     "INTANGIBLES" has the meaning set out in Section 3.1(h).





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     "INVENTORY" has the meaning set out in Section 3.1(d).

     "LEASEHOLD REAL ESTATE" has the meaning set out in Section 3.1(b).

     "LICENSES" has the meaning set out in Section 3.1(i).

     "LIEN" means, with respect to any property, any charge, mortgage, pledge, hypothecation, security interest, lien, conditional sale (or other title retention agreement or lease in the nature thereof), lease, servitude, assignment, adverse claim, defect of title, restriction, trust, right of set-off or other encumbrance of any kind in respect of such property (including any Lien accounted for as a capitalized lease obligation for purposes of a balance sheet prepared in accordance with GAAP), whether or not filed, recorded or otherwise perfected under applicable law.

     "MORTGAGED PROPERTY" has the meaning set out in Section 3.1.

     "NEGOTIABLE COLLATERAL" has the meaning set out in Section 3.1(g).

     "OBLIGATIONS SECURED" has the meaning attributed to such term in Section
     1.1.

     "PERSON" means an individual, corporation, limited liability company, association, partnership, joint venture, trust or estate, an unincorporated organization, a government or any agency or political subdivision thereof, or any other entity.

     "PPSA" means the Personal Property Security Act (Ontario).

     "PROCEEDS" has the meaning set out in Section 3.1(l).

     "REAL ESTATE" has the meaning set out in Section 3.1(a)(i).

     "RECORDS" has the meaning set out in Section 3.1(j).


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     "RECEIVER" means any of a receiver, manager, receiver-manager and receiver and manager.

     "SECURITY INTEREST" has the meaning set out in Section 3.1.

     "SUBSTITUTE PROPERTY" has the meaning set out in Section 3.1(k).

2.2      INTERPRETATION

     This Debenture shall be interpreted in accordance with the following:

     (a) words denoting the singular include the plural and vice versa and words denoting any gender include all genders;

     (b) headings shall not affect the interpretation of this Debenture;

     (c) references to dollars, unless otherwise specifically indicated, shall be references to lawful money of the United States of America;

     (d) the word "including" shall mean "including without limitation" and "includes" shall mean "includes without limitation";

     (e) the expressions "the aggregate", "the total", "the sum" and expressions of similar meaning shall mean "the aggregate (or total or sum) without duplication"; and

     (f) in the computation of periods of time, unless otherwise expressly provided, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding".


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2.3      AMENDMENT

         No amendment of any provision of this Debenture shall be effective unless the same shall be in writing and signed by each of the Corporation and the Holder, on its own behalf and as administrative agent for the Banks.

2.4      SEVERABILITY

         If any provision of this Debenture is or becomes illegal, invalid or unenforceable, such provision shall be severed from this Debenture and be ineffective to the extent of such illegality, invalidity or unenforceability. The remaining provisions hereof shall be unaffected by such provision and shall continue to be valid and enforceable.

2.5      STATUTES, ETC.

         Unless otherwise specified herein all references to statutes or regulations are to be treated as references to the same as amended, consolidated, revised or re-enacted from time to time, or to any successor or replacement statutes or regulations.

2.6      GOVERNING LAW

         This Debenture shall be governed by and interpreted in accordance with, the Applicable Laws of the Province of Ontario and the Applicable Laws of Canada applicable therein which apply to contracts made and to be performed entirely in Ontario. The parties hereby irrevocably attorn and submit to the non-exclusive jurisdiction of the courts of Ontario with respect to any matter arising under or related to this Debenture.

2.7      SCHEDULES

         The following schedules attached hereto shall, for all purposes hereof, be incorporated in

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and form an integral part of this Debenture:


                       Schedule A  Real Estate
                       Schedule B  Leasehold Real Estate
                       Schedule C  Contracts
                       Schedule D  Places of Business


                                    ARTICLE 3
                                    SECURITY

3.1      CREATION OF SECURITY

         As continuing security for the payment of the Obligations Secured and the performance by the Corporation of all its covenants and obligations hereunder, but subject to Sections 3.2, 3.3 and 3.4 hereof, the Corporation hereby grants, assigns, transfers, mortgages, pledges, charges and hypothecates, as and by way of a fixed and specific mortgage, pledge, charge, sublease, assignment, security interest and hypothec to and in favour of the Holder, on its own behalf and as administrative agent for the Banks, all the right, title, interest and benefit of the Corporation, in, to, under or in respect of:

    (a) (i) all real property now owned or hereafter acquired by the Corporation, including the real property described in Schedule "A" hereto, together with all buildings, erections and improvements thereon and fixtures forming a part thereof (collectively, the "Real Estate");

         (ii) all leases relating to the Real Estate, all income, revenues and profits derived from any tenancy, use or occupation of the Real Estate and all rents and other sums payable to the Corporation pursuant to the terms of any leases relating to the Real Estate and all benefits, advantages and powers to be derived under such leases relating to the Real Estate, with full and power and authority to demand, sue for, recover, receive and give receipts for all rents and all other monies payable thereunder and otherwise to enforce the rights of the Corporation

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               thereunder;

         (iii) all licenses, permits, approvals, certificates and agreements with or from any Governmental Entity relating directly or indirectly to the ownership, use, development, operation and maintenance of the Real Estate or the alteration or renovation or construction of improvements on the Real Estate, whether heretofore or hereafter issued or executed;

         (iv) all options, contracts, subcontracts, agreements, service agreements, warranties and purchase orders which have heretofore been or will be hereafter be executed by or on behalf of the Corporation or which have been assigned to the Corporation, in connection with the use, development, operation and maintenance of the Real Estate or the construction of improvements on the Real Estate; and

         (v) the benefit of all guarantees and indemnities with respect to any lease of the Real Estate and the performance of any obligations of any tenant thereunder;

    (b) all leasehold property now or hereafter leased by the Corporation, including the leasehold property described in Schedule "B" hereto, together with all buildings, erections and improvements thereon and fixtures forming a part thereof (collectively, the "Leasehold Real Estate");

    (c) all tools, machinery, equipment and supplies (installed or uninstalled) not included in Inventory below, now owned or hereafter acquired by the Corporation, including furniture, chattels, motor vehicles and accessories, and any other equipment used in connection with the Corporation's business or otherwise owned by the Corporation (collectively, the "Equipment");

    (d) all inventory now owned or hereafter acquired by the Corporation, including (i) finished goods, work in process, raw materials, goods in transit, new and unused production, packing and shipping materials, (ii) all new and unused maintenance items, and (iii) all



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           other materials and supplies on hand to be used or
           consumed, in connection with the manufacture, packing, shipping, advertising, selling or furnishing of goods and services (collectively, the "Inventory");

      (e) all right to payment for goods sold or leased or for services rendered, whether or not earned by performance, and including all agreements with and sums due from customers and other Persons (collectively, the "Accounts");

      (f) all contracts and leases to which the Corporation is a party, including construction contracts, management agreements, rights-of-way, easements, supplier agreements and other agreements, whether now existing or hereafter arising, and including lease agreements for personal property and other contracts and contractual rights, remedies or provisions now existing or hereafter arising in favour of the Corporation, and further including those contracts and leases described in Schedule "C" hereto (collectively, the "Contracts");

      (g) all shares, stock, warrants, deeds, debentures, debenture stock and all other documents, whether now owned or hereafter acquired by the Corporation, which constitute evidence of a share, participation or other interest of the Corporation in property or in an enterprise, or which constitutes evidence of an obligation of the issuer thereof (collectively, the "Negotiable Collateral");

      (h) all general intangibles now owned or hereafter acquired by the Corporation, including goodwill, choses in action, copyrights, trade names, trademarks, patents, industrial designs, trade secrets and other industrial or intellectual property of the Corporation, together with all related property, both tangible and intangible (collectively, the "Intangibles");

      (i) to the extent permitted by Applicable Law, all franchises, licenses, authorizations, approvals, permits and operating rights authorizing or relating to the Corporation's rights to operate its business (collectively, the "Licenses");



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     (j) all books, accounts, invoices, letters, papers, documents, ownership certificates, manuals, publications, statements of account, bills, invoices and other documents or records in any form whatsoever (including computer records) evidencing or relating to the property described in Sections 3.1(a) to 3.1(i), both inclusive, 3.1(k) and 3.1(l) (collectively, the "Records");

     (k) any substitutions and replacements of, and increases, additions and, where applicable, accessions to the property described in Sections 3.1(a) to 3.1(j), both inclusive (the "Substitute Property"); and

     (l) all proceeds in any form now or hereafter derived from the sale, lease or other disposition of any of the property and assets of the Corporation subject to, or intended to be subject to, the Security Interest (as hereinafter defined) (the "Proceeds").

         The Real Estate, Leasehold Real Estate, Equipment, Inventory, Accounts, Contracts, Negotiable Collateral, Intangibles, Licenses, Records, Substitute Property and Proceeds are herein collectively referred to as the "Mortgaged Property". The mortgages, charges, pledges, transfers, subleases, assignments and security interests granted hereby secure payment of the Obligations Secured and are herein collectively referred to as the "Security Interest".

3.2      EXCEPTION FOR LAST DAY OF LEASES

         The last day of the term reserved by any lease or sub-lease, oral or written, or any agreement therefor now held or hereafter acquired by the Corporation is hereby excepted out of the Security Interest and does not and shall not form part of the Mortgaged Property, but the Corporation shall stand possessed of such last day in trust to assign the same as the Holder shall direct upon the sale of any leasehold interest on any part thereof in the course of the enforcement by the Holder of the Security Interest.


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3.3      EXCEPTION FOR CONTRACTUAL RIGHTS

         Unless and until the Holder so declares to the contrary by notice in writing given to the Corporation, the security created hereby does not and shall not extend to, and Mortgaged Property shall not include, any Contract or License (the "Contractual Rights") to which the Corporation is a party or of which the Corporation has the benefit, to the extent that the creation of the security therein would constitute a breach of the terms of or permit any Person to terminate the Contractual Rights, but the Corporation shall hold its interest therein in trust for the Holder and shall assign such Contractual Rights to the Holder forthwith upon obtaining the consent of the other party thereto. The Corporation agrees that it shall, upon the request of the Holder, make all reasonable efforts to obtain any consent required to permit any Contractual Rights to be subjected to the security created hereby.

3.4      TRANSACTIONS IN ORDINARY COURSE OF BUSINESS

         Until the Security Interest shall have become enforceable, the Security Interest shall in no way hinder or prevent the Corporation from selling, assigning, transferring, exchanging, leasing or otherwise disposing of or dealing with the Mortgaged Property in the ordinary course of its business and for the purpose of carrying on the same, provided such action is not in breach of the covenants herein contained or of any agreement to which the Holder and the Corporation are parties.

3.5      ATTACHMENT

     (a) The Corporation and the Holder hereby acknowledge that: (i) value has been given; (ii) the Corporation has rights in the Mortgaged Property (other than Mortgaged Property acquired after the date hereof); (iii) they have not agreed to postpone the time for attachment of the Security Interest;

     (b) If the Corporation acquires any Negotiable Collateral after the date hereof (other than cheques, promissory notes and other bills of exchange that are acquired in the ordinary course of business of the Corporation) not otherwise specifically charged to the Holder by

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         means satisfactory to the Holder, in its sole discretion, the
         Corporation will, forthwith upon receipt by the Corporation, deliver to the Holder (on its own behalf and as administrative agent for the Banks) such Negotiable Collateral and shall, at the request of the
         Holder: (i) cause the transfer thereof to the Holder, to be registered wherever, in the opinion of the Holder, such registration may be required or advisable; (ii) duly endorse the same for transfer in blank or as the Holder may direct; and (iii) forthwith deliver to the Holder any and all consents or other instruments or documents which may be necessary to effect the transfer of the Negotiable Collateral to the Holder or any third party; and

     (c) The Corporation hereby agrees to promptly inform the Holder in writing of the acquisition by the Corporation of any property which is intended to constitute Mortgaged Property, whether real or personal, or which is not adequately described herein, and the Corporation agrees to execute and deliver at its own cost and expense from time to time amendments to this Debenture or the schedules hereto or additional security or schedules as may be required by the Holder in order that the Security Interest shall be properly recorded and perfected and attach to such property.

3.6      LICENSES AND CONTRACTS

         Neither the Holder nor the Banks will be deemed in any manner to have assumed any obligation of the Corporation under any of the Licenses or Contracts nor shall the Holder or the Banks be liable to any Governmental Entity by reason of any default by any Person under the Licenses or Contracts. The Corporation agrees to indemnify and hold the Holder and each of the Banks harmless of and from any and all liability, loss or damage which they may incur by reason of any claim or demand against any of them based on their alleged assumption, by virtue of the execution and delivery of this Debenture and the creation of the Security Interest, of the Corporation's duty and obligation to perform and discharge the terms, covenants and agreements in the Licenses and Contracts.

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                                   ARTICLE 4
                          COVENANTS OF THE CORPORATION


4.1        GENERAL COVENANTS

           The Corporation declares, covenants and agrees that it:

      (a) As to Title - is the sole beneficial owner of, and has a good and marketable title to, and will be lawfully possessed of, the Mortgaged Property free and clear of all Liens except those permitted under the provisions governing the Obligations Secured, and has full legal right to grant the Security Interest pursuant to this Debenture. No Person has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming any agreement, option, understanding or commitment, to purchase from the Corporation any of the Mortgaged Property, except as permitted by the provisions governing the Obligations Secured;

      (b) To Maintain Corporate Existence - shall preserve and maintain its existence, and its material rights, franchises, licences and privileges in the jurisdiction of its incorporation and shall advise the Holder promptly in writing in advance of any proposed change in its name;

      (c) To Maintain Security - except for the filing of renewal statements and the making of other filings by the Holder as a secured party hereunder, shall take all action and supply the Holder with all information necessary to maintain the Security Interest as a valid and effective security at all times so long as any Obligations Secured are outstanding hereunder;

      (d) To Keep Records - shall maintain a system of accounting established and administered in accordance with GAAP, shall keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflect all transactions

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           required to be reflected by GAAP, and shall keep accurate and complete records of its properties and assets;

      (e) Maintenance of Mortgaged Property - shall maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear accepted) all Mortgaged Property, other than obsolete Equipment or unused assets, and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments, and improvements thereto;

      (f) To Furnish Proofs - shall forthwith on the happening of any loss or damage furnish at its expense all necessary proofs and do all necessary acts to enable the Holder to obtain payment of the insurance moneys in accordance with any insurance policies in respect of the Mortgaged Property;

      (g) Not to Remove - subject to Section 3.4, shall not transfer any of the Mortgaged Property from a jurisdiction in which the Security Interest is perfected to a jurisdiction in which the Security Interest would not be perfected, until the Corporation has, at its sole cost and expense: (i) effected such further registrations and obtained such consents as are required to perfect, preserve and protect the Security Interest in the jurisdiction to which the Corporation proposes to transfer the Mortgaged Property; or (ii) given such other security as may be required or desirable (in the sole determination of the Holder) to protect or preserve the Security Interest; and the Corporation shall promptly notify the Holder in advance of the intended transfer and the action proposed to be taken;

      (h) No Liens - shall not create, assume, incur or permit to exist, or to be created, assumed or permitted to exist, directly or indirectly, any Liens upon any part of the Mortgaged Property, other than the Security Interest and any Liens permitted under the provisions governing the Obligations Secured, and the Corporation shall at all times keep such permitted Liens in good standing;

      (i) Contracts and Licenses - shall (i) fulfil, perform and observe each and every material

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           condition and covenant contained in any of the Contracts and
           Licenses, (ii) give prompt notice to the Holder of any claim of default under any Contract or License, (iii) at the sole cost and expense of the Corporation, enforce the performance and observance of each and every material covenant and condition of the Contracts, and
           (iv) appear in and defend any action growing out of or in any manner connected with any Contract; and

      (j) Place of Business - keep its chief executive office, its principal place of business, its registered office and the location where it keeps its corporate records, including records respecting the Accounts, at the address listed in Schedule "D" hereto. Schedule "D" also contains all other places of business of the Corporation. The Corporation shall not change its principal place of business, or the location of the office where it keeps its corporate records, without the Holder's prior written consent, and the Corporation shall give the Holder written notice within fifteen (15) days of acquiring any other places of business.

4.2        VERIFICATION OF MORTGAGED PROPERTY

           The Corporation will permit representatives of the Holder and any of the Banks upon reasonable notice, to (i) visit and inspect the Mortgaged Property during business hours, (ii) inspect and make extracts from and copies of the Corporation's books and records, and (iii) discuss with principal officers of the Corporation the Corporation's business, assets, liabilities, financial position, results of operations and business prospects. The Corporation will also permit representatives of the Holder and any of the Banks to discuss with the Corporation's accountants the Corporation's business, assets, liabilities, financial position, results of operations and business prospects.

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4.3      FURTHER ASSURANCES

         The Corporation shall, at its own expense do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, mortgages, pledges, charges, assignments, security agreements, hypothecs, and assurances (including instruments supplemental or ancillary hereto) and such financing statements as the Holder may from time to time request to better assure and perfect the Security Interest.

                                   ARTICLE 5
                            DEFAULT AND ENFORCEMENT

5.1      DEFAULT

         The Security Interest shall become enforceable against the Corporation if and when the Corporation shall fail to pay or perform any of the Obligations Secured when due and payable or required to be performed, as the case may be, all as specified in the provisions governing the Obligations Secured. Whenever the Security Interest has become enforceable, the Obligations Secured shall immediately become due and payable by the Corporation to the Holder (on its own behalf and as administrative agent for the Banks) without the necessity of any further act or formality and, when and after the Holder exercises any of the remedies available to it under Section 5.2, the Corporation shall not be entitled to sell, assign, transfer, exchange, lease or otherwise dispose of or deal with all or any part of the Mortgaged Property.

5.2      REMEDIES

         Whenever the Security Interest has become enforceable, the Holder (on its own behalf and as administrative agent for the Banks) may in its discretion:

     (a) take possession of all or any part of the Mortgaged Property with power to exclude the Corporation and its officers, employees and agents therefrom;
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      (b)  take all such steps as the Holder may consider necessary or desirable for the purposes of preserving, maintaining and completing all or any part of the Mortgaged Property and making such replacements thereof and improvements and additions thereto as the Holder may consider expedient;

      (c) carry on all or any part of the business of the Corporation relating to the Mortgaged Property and use all or any part of the Mortgaged Property directly in carrying on the Corporation's business or as security for loans or advances to enable the Holder to carry on the Corporation's business or otherwise;

      (d) receive the rents, incomes and profits of any kind whatsoever from the Mortgaged Property and pay therefrom: (i) any expenses of preserving, maintaining and completing the Mortgaged Property, of making such replacements thereof and improvements and additions thereto as the Holder may consider expedient and of carrying on all or any part of the Corporation's business relating to the Mortgaged Property; and (ii) any charges against the Mortgaged Property ranking in priority to or pari passu with the Security Interest or the payment of which may be necessary or desirable to preserve or protect all or any part of the Mortgaged Property or the interest of the Holder therein;

      (e) lease all or any part of the Mortgaged Property and renew from time to time all or any of the leases relating to the Real Estate or the Leasehold Real Estate on such terms and conditions as the Holder may determine;

      (f) with or without taking possession, take any action or proceedings to enforce the performance of any covenant contained in any of the leases relating to the Real Estate or the Leasehold Real Estate;

      (g) enjoy and exercise all the powers of the Corporation as the Holder considers necessary or desirable for the exercise of any and all of the remedies of the Holder provided for herein, including the powers to make any arrangement or compromise on behalf and in


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           the name of the Corporation which the Holder considers expedient, to purchase on credit and borrow money on behalf and in the name of the Corporation and to advance their own moneys to the Corporation, all at such rates of interest as the Holder may consider reasonable, and to enter into contracts and undertake obligations on behalf of and in the name of the Corporation for any and all of the foregoing purposes or which the Holder considers necessary or desirable for the exercise of any of the rights, powers and remedies of the Holder provided for herein, all of which borrowings, advances and obligations together with interest thereon shall, at the discretion of the Holder, be entitled to the security hereof in priority to the payment of the Obligations Secured;

      (h)  sell or otherwise dispose of all or any part of the Mortgaged
           Property;

      (i) apply to a court for the appointment of a Receiver to take possession of all or such part of the Mortgaged Property as the Holder shall designate, with such duties, powers and obligations as the court making the appointment shall confer;

      (j) appoint a Receiver of all or any part of the Mortgaged Property by instrument in writing executed by the Holder;

      (k) institute proceedings in any court of competent jurisdiction for sale or foreclosure of the Mortgaged Property; and

      (l) take any steps or proceedings of any kind permitted by Applicable Law or in equity or otherwise to enforce payment of the Obligations Secured or performance of any other covenant or obligation of the Corporation contained herein, and exercise all rights and remedies of a secured party under the PPSA.

5.3        REMEDIES CUMULATIVE AND WAIVER

           The rights and remedies hereunder of the Holder are cumulative and are in addition to and not in substitution for any other rights and remedies provided by law or by equity. Any single or partial exercise by the Holder of any right or remedy in respect of a default or breach of any term, covenant or condition contained herein shall not be deemed to be a waiver thereof or to alter, affect or prejudice any other right or remedy hereunder or other rights or remedies to which the Holder may be lawfully entitled, for such default or breach. The Holder shall at all times have the right to proceed against all or any portion of the Mortgaged Property or any other security in such order and in such manner as it shall determine without waiving any rights, powers or remedies which the Holder may have with respect to this Debenture or any other security or at law, in equity or otherwise. No delay or omission by the Holder in exercising any right, power or remedy hereunder or otherwise shall operate as a waiver thereof or of any other right, power or remedy. Any waiver by the Holder of the strict observance, performance or compliance with any term, covenant, condition or agreement herein contained and any indulgence granted, either expressly or by course of conduct, by the Holder shall be effective only in the specific instance and for the purpose for which it was given and shall be deemed not to be a waiver of any rights and remedies of the Holder hereunder as a result of any other default or breach hereunder. No consent or waiver by the Holder shall be effective unless made in writing and signed by an authorized officer of the Holder.

5.4        RECEIVER APPOINTED BY HOLDER

      (a) Any Receiver appointed by the Holder shall be vested with the rights and remedies which could have been exercised by the Holder in respect of the Corporation or the Mortgaged Property and such other powers and discretions as are granted in the instrument of appointment and any instrument or instruments supplemental thereto. The identity of the Receiver or any replacement thereof and any remuneration thereof shall be within the sole and unfettered discretion of the Holder.

      (b) Any Receiver appointed by the Holder shall act as agent for the Holder for the purposes of taking possession of the Mortgaged Property, but otherwise and for all other purposes (except as provided below) as agent for the Corporation. The Receiver may sell, lease, or otherwise dispose of the Mortgaged Property as agent for the Corporation or as agent for the Holder as the Holder may determine in its discretion. The Receiver shall apply all monies from time to time received by the Receiver to payment of the Obligations Secured in the order of priority specified in Section 6.1. The
           Corporation agrees to indemnify the Receiver in respect of all actions of the Receiver, acting as agent for the Corporation, except that the Corporation shall not be liable to indemnify the Receiver for any claims or losses resulting from the gross negligence or wilful misconduct of the Receiver.

      (c) The Holder, in appointing or refraining from appointing any Receiver, shall not incur liability to the Receiver, the Corporation or otherwise and shall not be responsible for any misconduct or negligence of such Receiver.


5.5        APPOINTMENT OF ATTORNEY

     The Corporation hereby irrevocably appoints the Holder (and any officers thereof) as attorney of the Corporation (with full power of substitution) to exercise, at any time when and after the Security Interest has become enforceable , in the name of and on behalf of the Corporation any of the Corporation's right (including the right of disposal), title and interest in and to the Mortgaged Property including the execution, endorsement and delivery of any agreements, documents, instruments, securities, documents of title and chattel paper and any notices, receipts, assignments or verifications of the accounts. All acts of any such attorney are hereby ratified and approved, and such attorney shall not be liable for any act, failure to act or an other matter or thing in connection therewith, except for its own gross negligence or wilful misconduct.

5.6        DEALING WITH THE MORTGAGED PROPERTY AND THE SECURITY INTEREST

      (a) The Holder shall not be obliged to exhaust its recourse against the Corporation or any other Person or Persons or against any other security the Holder may hold in respect of the Obligations Secured before realizing upon or otherwise dealing with the Mortgaged Property in such manner as it may consider desirable.

      (b) The Holder may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Corporation and with other parties, sureties or securities as it sees fit without prejudice to the Obligations

           Secured or the rights of the Holder in respect of the Mortgaged Property.

      (c) Neither the Holder nor the Banks shall be: (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Mortgaged Property; (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Mortgaged Property or for the purpose of preserving any rights of the Holder or the Banks, the Corporation or any other Person in respect thereof; (iii) responsible for any loss occasioned by any sale or other dealing with the Mortgaged Property or by the retention of or failure to sell or otherwise deal therewith; and (iv) bound to protect the Mortgaged Property from depreciating in value or becoming worthless.

5.7        STANDARDS OF SALE

           Subject to Applicable Law, and without prejudice to the ability of the Holder to dispose of the Mortgaged Property in any manner which is commercially reasonable, the Corporation acknowledges that a disposition of Mortgaged Property by the Holder which takes place substantially in accordance with the following provisions shall be deemed to be commercially reasonable:

      (a)  Mortgaged Property may be disposed of in whole or in part;

      (b) Mortgaged Property may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

      (c) any purchaser or lessee of such Mortgaged Property may be a customer of the Holder or any of the Banks;

      (d) a disposition of Mortgaged Property may be on such terms and conditions as to credit or otherwise as the Holder, in its sole discretion, may deem advantageous; and

      (e) the Holder may establish an upset or reserve bid or price in respect of the Mortgaged

         Property.

5.8      DEALINGS BY THIRD PARTIES

         No Person dealing with the Holder or its agent or a Receiver shall be required:

     (a) to determine whether the Security Interest has become enforceable;

     (b) to determine whether the powers which the Holder or its agent is purporting to exercise have been exercisable;

     (c) to determine whether any money remains due to the Holder by the Corporation;

     (d) to determine the necessity or expediency of the stipulations and conditions subject to which any sale or lease shall be made;

     (e) to determine the propriety or regularity of any sale or any other dealing by the Holder with the Mortgaged Property; or

     (f) to see to the application of any money paid to the Holder.

The Security Interest hereby constituted is in addition to and not in substitution for any security now held or hereinafter acquired by the Holder or the Banks as security for the Obligations Secured.

5.9      CORPORATION LIABLE FOR THE DEFICIENCY

         In the case of any judicial or other steps or proceedings to enforce the Security Interest, and without limiting any right of the Holder to obtain judgment for any greater amount, the Corporation shall remain liable to the Holder for any amount which may remain due in respect of the Obligations Secured after application to the payment thereof of the proceeds of any sale, lease or other disposition of the Mortgaged Property or any part thereof.

5.10     NOTICE OF SALE

         Unless required by Applicable Law, neither the Holder nor any Receiver appointed by it shall be required to give the Corporation any notice of any sale, lease or other disposition of the Mortgaged Property or any part thereof or the date after which any private disposition of Mortgaged Property or any part thereof is to be made.

5.11     PAYMENT OF PRIOR CLAIMS

         If, when and after the Security Interest has become enforceable, the Holder is at any time required to make a payment to defeat or honour the priority or possible priority of any Liens (including Liens permitted under the provisions governing the Obligations Secured) on or in respect of all or any part of the Mortgaged Property, any such payment or payments, and the costs, charges and expenses of the Holder in connection therewith (including legal fees on a solicitor and client basis) shall be payable by the Corporation on demand and form part of the Obligations Secured.

                                   ARTICLE 6
                             APPLICATION OF MONEYS

6.1      APPLICATION OF MONEYS

         The moneys arising from the enforcement of the Security Interest as a result of the possession by the Holder or the Receiver of the Mortgaged Property or any part thereof or from any sale, lease or other disposition of, or realization of security on, the Mortgaged Property or any part thereof (except following foreclosure or other acceptance of the Mortgaged Property or part thereof in satisfaction of the Obligations Secured) shall be applied by the Holder or the Receiver in the following order, except to the extent otherwise required by Applicable Law or by any agreement entered into by the Holder (on its own behalf and as administrative agent for the Banks), the Corporation and any other secured creditors of the Corporation with respect to the application of such moneys:

      (a) first, in payment of the Holder's and the Banks' reasonable costs, charges and expenses (including legal fees on a solicitor and his own client basis) incurred in the exercise of all or any of the rights, powers or remedies granted under this Debenture, and in payment of the reasonable remuneration of the Receiver, if any, and the reasonable costs, charges and expenses incurred by the Receiver, if any, in the exercise of all or any of the rights, powers or remedies available to the Receiver under this Debenture;

      (b) second, in payment of amounts paid by the Holder or the Receiver pursuant to Section 5.2(d)(ii);

      (c) third, in payment of all money borrowed or advanced by the Holder or the Receiver, if any, whether evidenced by Receiver's certificates or otherwise, pursuant to the exercise of the rights, powers or remedies set out in this Debenture and any interest thereon;

      (d) fourth, in payment of the remainder of the Obligations Secured in such order of application as the Holder may determine;

      (e) fifth, to any Person entitled thereto by Applicable Law in priority to the Corporation; and

      (f)  sixth, to the Corporation.

6.2      PAYMENT INTO COURT

         Where there is a question as to any Person who is entitled to receive payment under Section 6.1, the Holder or the Receiver may pay the moneys referred to therein into court.

                                   ARTICLE 7
                                    GENERAL

7.1      RELEASES

         The Holder, on its own behalf and as administrative agent for the Banks, may in its discretion, from time to time, release any part of the Mortgaged Property or any other security either with or without any sufficient consideration therefor, without responsibility therefor and without thereby releasing any other part of the Mortgaged Property or any other security or any Person from the Security Interest or from any of the covenants herein contained. Each and every portion into which the Mortgaged Property is or may hereafter be divided does and shall stay charged with the Obligations Secured. No Person shall have the right to require the Obligations Secured to be apportioned and neither the Holder nor the Banks shall be accountable to the Corporation for any moneys except those actually received by the Holder or the Banks, as the case may be.

7.2      EXPENSES

         The Corporation shall pay to the Holder on demand all of the Holder's and the Banks' reasonable costs, charges and expenses (including, without limitation, legal fees on a solicitor and his own client basis and Receiver's fees) in connection with the preparation, registration or amendment of this Debenture, the perfection or preservation of the Security Interest, the enforcement by any means of any provisions hereof or the exercise of any rights, powers or remedies hereunder, including all such costs, charges and expenses in connection with taking possession, maintaining, completing, preserving, protecting, collecting or realizing upon all or any part of the Mortgaged Property or carrying on all or any part of the business of the Corporation relating to the Mortgaged Property.

7.3      DISCHARGE OF DEBENTURE

         After the Obligations Secured have been paid in full, the Holder shall, at the written request and expense of the Corporation, cancel and discharge this Debenture and execute and deliver to the Corporation such instruments as shall be necessary to discharge this Debenture and to release or reconvey to the Corporation any property and assets subject to the Security Interest.

7.4      NO MERGER OF ESTATES

         There shall not be deemed to be any merger of this Debenture, nor of the rights and interests of the Holder hereunder, with the estate in the Real Estate or with the reversion or rights and interests of the Corporation or the Holder under any instrument affecting the Mortgaged Property by reason only of the fact that the same Person may own or acquire, directly or indirectly, two or more estates, rights or interests in the Mortgaged Property until all Persons having any interest under this Debenture, in the estate in the Real Estate or in the reversion or rights and interests of the Corporation or the Holder under any instrument affecting the Mortgaged Property, by an appropriate instrument, so declare and provide.

7.5      NO OBLIGATION TO ADVANCE

         Neither the issue nor delivery of this Debenture shall obligate the Holder or the Banks to advance any funds, or otherwise make or continue to make any credit available, to the Corporation.

7.6      EXCLUSION OF IMPLIED COVENANTS

         The implied covenants deemed to be included in a charge under subsection 7(1) of the Land Registration Reform Act (Ontario) shall be and are hereby expressly excluded from the terms of this Debenture.

7.7      PERFECTION OF SECURITY

         The Corporation, at the expense of the Corporation, shall register, file or record all financing statements and other documents in all offices where, in the opinion of the Holder's counsel such registration, filing or recording is necessary or desirable to preserve, perfect or otherwise protect the Security Interest and the priority thereof. The Holder shall have the right to require that the form of this Debenture or any part thereof be amended to reflect any changes in the Applicable Laws, whether arising as a result of statutory amendments, court decisions or otherwise, in order to confer upon the Holder the Security Interest.

7.8      ASSIGNMENTS AND PARTICIPATIONS

         The Holder may sell, assign, transfer or otherwise dispose of all or any of the Obligations Secured in accordance with the provisions governing the Obligations Secured and, in such event, each and every immediate and successive assignee, transferee or holder of all or any of the Obligations Secured, shall have, in respect of the rights or obligations sold, assigned, transferred or otherwise disposed of to it, the full benefit hereof to the same extent as if it were an original party to the Obligations Secured or the part thereof so sold, assigned, transferred or otherwise disposed of, without regard to any set-off, counter-claim or equities between the Corporation and the Holder.

7.9      HOLDER AND BANKS

         Each reference herein to any right granted to, benefit conferred upon, or power exercisable by the Holder shall be a reference to the Holder for the benefit of all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Holder for its own benefit and for the benefit of the Banks. The Corporation acknowledges that in the event the Holder should cease to act as administrative agent under the Credit Agreement, a successor administrative agent shall have all the rights of the Holder provided herein, or in the event that a successor administrative agent is not appointed, each of the Banks shall have the rights ascribed to the Holder hereby, in respect of that portion of the Obligations Secured owing by the Corporation to such Bank.

7.10     NOTICE

         Any demand, notice or communication to be made or given hereunder shall be in writing and shall be personally delivered to an officer or other responsible employee of the addressee or sent by facsimile, charges prepaid, at or to the applicable addresses or facsimile numbers, as the case may be, set out below the respective parties' names as follows:


            To the Corporation:  Veltri Metal Products Co.
                                 c/o Talon Automotive Group
                                 900 Wilshire Drive
                                 Suite 270
                                 Troy, Michigan
                                 48084

                                 Attention:       David J. Woodward
                                 Telecopy No.:    (248) 362-7617

                                 with a copy to:

                                 Timmis & Inman
                                 300 Talon Centre
                                 Detroit, Michigan
                                 48207

                                 Attention:       Richard Miettinen
                                 Telecopy No.:    (313) 396-4229

                                 Cassels Brock & Blackwell
                                 Scotia Plaza, Suite 2100
                                 40 King Street West
                                 Toronto, Ontario
                                 M5H 3C2


                                 Attention:       Gordon Dickson
                                 Telecopy No.:    (416) 360-8877

                To the Holder:   Comerica Bank
                                 500 Woodward Avenue
                                 6th Floor
                                 Detroit, Michigan
                                 U.S.A. 48226

                                 Attention:       President
                                 Telecopy No.:    (313) 222-5759

                                 with a copy to:

                                 Miller, Canfield, Paddock and Stone, P.L.C.
                                 150 West Jefferson, Suite 2500
                                 Detroit, Michigan
                                 U.S.A. 48226

                                 Attention:     Mr. David K. McLeod
                                 Telecopy No.:  (313) 496-8450

                                 Goodman Phillips & Vineberg
                                 Barristers & Solicitors
                                 Suite 2400
                                 250 Yonge Street
                                 Toronto, Ontario
                                 M5B 2M6

                                 Attention:     Mr. Stephen Pincus
                                 Telecopy No.:  (416) 979-1234

or to such other address or addresses or facsimile number or numbers as any party hereto may from time to time designate to the other parties in such manner. Any communication which is personally delivered as aforesaid, shall be deemed to have been validly and effectively given on the date of such delivery if such date is a Business Day and such delivery was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the Business Day next following such date of delivery. Any communication which is transmitted by facsimile as aforesaid shall be deemed to have been validly and effectively given on the date of transmission if such date is a Business Day and such transmission was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the Business Day next following such date of transmission.

7.11     BENEFIT OF THE DEBENTURE

         This Debenture shall enure to the benefit of the Holder on its own behalf and as administrative agent for the Banks and its successors and assigns and be binding upon the Corporation and its successors and permitted assigns.

7.12     COPY RECEIVED

         The Corporation acknowledges receipt of a copy of this Debenture and copies of the financing statements registered under any applicable provincial or state statute or statutes in respect of the Security Interest.

7.13 TIME OF ESSENCE. Time shall be of the essence of this Debenture with respect to the obligations of the Corporation hereunder.

         IN WITNESS WHEREOF the Corporation has caused this Debenture to be executed the day, month and year first written above.

                              VELTRI METAL PRODUCTS CO.


                              Per: _________________________________
                                   Authorized Signing Officer

                                  SCHEDULE "A"

                                  REAL ESTATE


1.    2030 North Talbot Road, Windsor, Ontario:

      Those lands and premises located in the Township of Sandwich South, in the County of Essex and Province of Ontario and being composed of Part of Lot 12, Concession 6, in the said Township and which said parcel or tract may be more particularly described as follows:

      BEARINGS are assumed astronomic and are referred to a Plan of the King's Highway No. 401 according to Instrument No. 9790;

      COMMENCING at a standard iron bar planted in the northern limit of the North Talbot Road, distant 945.77 feet measured westerly in that limit from the western limit of Walker Road, as widened;

      THENCE north seventy-one degrees, fifty-five minutes west following the said northerly limit of the North Talbot Road, 346.17 feet to a standard iron bar;

      THENCE north three degrees, six minutes east and parallel with the western limit of Walker Road, as widened, 503.03 feet to an iron bar;

      THENCE south eighty-seven degrees, fifty-seven minutes east 334.46 feet to an iron bar;

      THENCE south three degrees, six minutes west and parallel with the western limit of Walker Road, as widened, 598.66 feet more or less to the place of commencement. Containing by admeasurement the sum of 4.229 acres be the same more or less.


2.    73 Main Street, Glencoe, Ontario:

      Part of Lot 24, Range 2, North of the Longwoods Road, formerly in the Township of Ekfrid, now in the Village of Glencoe in the County of Middlesex, designated as Parts 1, 2, 3, 4, 8 and 10 on Reference Plan 34R-1667

                                  SCHEDULE "B"

                              LEASEHOLD REAL ESTATE


1.   2000 North Talbot Road, Windsor:

     Leasehold interest in all and Singular that certain parcel or tract of land and premises situate, lying and being in the Township of Sandwich South, in the County of Essex and Province of Ontario and being composed of Part of Lot 12, in the 6th Concession in the said Township, containing by admeasurement 2.00 acres, and more particularly described as follows:

     PREMISING that the northerly limit of North Talbot Road, as referred to in Instrument No. 493914 is assumed to have an astronomic bearing of North 71 degrees, 55 minutes west, and relating all bearings herein thereto;

     COMMENCING at an iron bar planted in the said northerly limit of North Talbot Road, distant 1480.91 feet, measured westerly therealong from its intersection with the westerly limit of Walker Road, as widened;

     THENCE south 71 degrees, 55 minutes east, along the said northerly limit of North Talbot Road, a distance of 189.07 feet to a standard iron bar;

     THENCE north 3 degrees, 9 minutes east, a distance of 503.03 feet to an iron bar;

     THENCE 87 degrees, 56 minutes west, a distance of 182.71 feet to a standard iron bar;

     THENCE south 3 degrees, 9 minutes west, a distance of 450.86 feet more or less, to a point of commencement pursuant to a lease made as of August 1, 1994, between Maria L. Veltri as landlord and North American Precision Tool Ltd. as tenant and amended by First Amendment to Indenture made as of November 8, 1996. Notice of this lease is registered as Instrument No. 1363306 and notice of the First Amendment to Indenture is registered as Instrument No. 1367992. North American Precision Tool Ltd. was continued in the Province of Nova Scotia as North American Precision Tool Limited pursuant to a Certificate of Continuance registered on December 12, 1996 as Instrument No. 1367995. North American Precision Tool Limited amalgamated with Veltri Metal Products Co. pursuant to a Certificate of Amalgamation registered on December 12, 1996 as Instrument No. 1367997.

2.   309 Ellis Street East, Windsor:

     Leasehold interest in Part of Lot 85 (McNiffs Survey), Concession 1, Park Lot 22 and Part of Park Lots 24 and 20 and Part of Mercer Street (closed by By-law 2650 Instrument No. 306784), Plan 125; Lots 60 to 74 inclusive on Plan 649; Lot 20 and Alley on Plan 573; Lots 2, 3, 4, 5 and Part of Lots 1 and 6 on Plan 130, designated as Parts 1 and 2 on Reference Plan received and deposited as No. 12R-14396, registered in the Land Registry

     Office for the Land Registry Division of Essex (No. 12) at Windsor pursuant to a lease made the 26th day of March, 1996 between Kelsey-Hayes Canada Limited and Albamor Industrial Estates Inc., carrying on business as a joint venture known as Metro Industrial Centre, as landlord, and Veltri Stamping Corporation as tenant. Notice of this lease is registered as Instrument No. 1362296.

3.   2000 North Talbot Road, Windsor:

     Leasehold interest in all and Singular that certain parcel or tract of land and premises situate, lying and being in the Township of Sandwich South, in the County of Essex and Province of Ontario and being composed of Part of Lot 12, in the 6th Concession in the said Township, containing by admeasurement 2.00 acres, and more particularly described as follows:

     PREMISING that the northerly limit of North Talbot Road, as referred to in Instrument No. 493914 is assumed to have an astronomic bearing of North 71 degrees, 55 minutes west, and relating all bearings herein thereto;

     COMMENCING at an iron bar planted in the said northerly limit of North Talbot Road, distant 1480.91 feet, measured westerly therealong from its intersection with the westerly limit of Walker Road, as widened;

     THENCE south 71 degrees, 55 minutes east, along the said northerly limit of North Talbot Road, a distance of 189.07 feet to a standard iron bar;

     THENCE north 3 degrees, 9 minutes east, a distance of 503.03 feet to an iron bar;

     THENCE 87 degrees, 56 minutes west, a distance of 182.71 feet to a standard iron bar;

     THENCE south 3 degrees, 9 minutes west, a distance of 450.86 feet more or less, to a point of commencement pursuant to a lease made as of July 1, 1993, between Maria Veltri as landlord and Veltri Stamping Corporation as tenant and amended by First Amendment to Indenture made as of November 8, 1996. Notice of this lease is registered as Instrument No. 1363307 and notice of the First Amendment to Indenture is registered as Instrument No. 1367991. Veltri Stamping Corporation was continued in the Province of Nova Scotia as Veltri Stamping Corporation Limited pursuant to a Certificate of Continuance registered on December 12, 1996 as Instrument No. 1367994. Veltri Stamping Corporation Limited amalgamated with Veltri Metal Products Co. pursuant to a Certificate of Amalgamation registered on December 12, 1996 as Instrument No. 1367997.

                                  SCHEDULE "C"

                                   CONTRACTS


1. Sales Representation Contract between Veltri Stamping Corporation and Bomber Industries, Inc. dated January 1, 1990.

2. Memorandum of Agreement between Veltri Stamping Corporation and Bomber Industries, Inc. dated October 10, 1996 which supersedes item #1 above.

3. Settlement Agreement and Payment Contract among Eagle Wings Industries, Inc., Veltri Stamping Corporation and Veltri Holdings USA, Inc. dated May 9, 1996. Veltri Holdings USA, Inc. guaranteed the payments due from Veltri Stamping Corporation. Consent from Eagle Wings Industries prior to assignment is required.

4.   Employment Contracts.

5. Palace Royalty Seat Agreement between Veltri Stamping Corporation and Arena Associates, Inc. dated September 25, 1992 and extended on September 28, 1995. Contract rate is $36,000 per year. Contract expires on September 30, 1997.

6. Nondisturbance Agreement between Royal Trust Corporation, Veltri Stamping Corporation and Danarco Limited dated June 10, 1993.

                                  SCHEDULE "D"

                               PLACES OF BUSINESS


Chief Executive Office:         900 Wilshire Drive, Suite 270, Troy, Michigan,
                                48084


Principal Place of Business:    900 Wilshire Drive, Suite 270, Troy, Michigan,
                                48084


Other Places of Business:       2000 North Talbot Road, Windsor
                                309 Ellis Street East, Windsor
                                2030 North Talbot Road, Windsor
                                73 Main Street, Glencoe


Registered Office:              c/o Stewart McKelvey Stirling Scales, Purdy's
                                Wharf Tower 1, 1959 Upper Water Street,
                                Halifax, Nova Scotia, B3J 2X2

Location of Corporate Records:  c/o Stewart McKelvey Stirling Scales, Purdy's
                                Wharf Tower 1, 1959 Upper Water Street,
                                Halifax, Nova Scotia, B3J 2X2